UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2020 (April 2, 2020)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market

Section 1.	Registrant's Business and Operations

Item 1.01	Entry into a Material definitive Agreement.
State Auto Property & Casualty Insurance Company (the “ Company ” or “ State Auto P&C ”), a wholly owned insurance subsidiary of State Auto Financial Corporation (“ State Auto Financial ”),has an existing Blanket Security Agreement dated February 15, 2013, with the Federal Home Loan Bank of Cincinnati (the "FHLB") under which the Company can elect various forms of financing. On April 2, 2020, the Company entered into an Open Line of Credit Commitment (the "2020 OLC") with the FHLB providing State Auto P&C with a $100.0 million one-year open line of credit available for general corporate purposes. Draws under the 2020 OLC are to be funded with a daily variable rate advance with a term of no more than 180 days with interest payable monthly. All advances under the 2020 OLC are to be fully secured by a pledge of specific investment securities of State Auto P&C. The terms of the 2020 OLC are identical to the Company’s previous Open Line of Credit Commitment with the FHLB which expired on April 2, 2020.
The 2020 OLC is undrawn as of the date of this Current Report on Form 8-K.

Section 2.	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Information concerning State Auto P&C’s 2020 OLC is set forth in Item 1.01, which information is incorporated herein by reference.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.01	Open Line of Credit dated as of April 2, 2020, between State Auto Property & Casualty and Federal Home Loan Bank of Cincinnati.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: April 2, 2020	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel